Exhibit 23.2

                                   CONSENT
                                   -------

We consent to the incorporation by reference of our legal opinion contained in the Registration Statement on Form S-3 dated January 22, 1999, File No. 333-71077 and in the Registration Statement on Form S-8 dated March 5, 1999, File No. 333-73391.


BREWER & PRITCHARD, P.C.


Houston, Texas
March 28, 2000